UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 3, 2009

CHISEN ELECTRIC CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-128532	20-2190950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jingyi Road, Changxing Economic Development Zone, Changxing, Zhejiang Province, The People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code: 0572-6267666

WORLD TROPHY OUTFITTERS, INC.

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2009, the Board of Directors of Chisen Electric Corporation, a Nevada corporation (the “Company”) accepted the resignation of Mr. Wang Yajun as the Company’s Vice President of Sales due to personal health reasons, effective immediately.  On March 3, 2009, the Board appointed Mr. Xu Kecheng, the Company’s current Chief Executive Officer and the Chairman of the Board, to serve as Acting Vice President of Sales while the Company searches for a permanent replacement for Mr. Wang.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHISEN ELECTRIC CORPORATION

Dated: March 9, 2009	By:	/s/ Xu Kecheng
Name: Xu Kecheng
Title: President and Chief Executive Officer